STOCK PLANS	12 Months Ended
Dec. 31, 2014
Disclosure of Compensation Related Costs, Share-based Payments [Abstract]
STOCK PLANS
NOTE M - STOCK PLANS

In 2007, the Company adopted the 2007 Stock Incentive Plan.  The 2007 Plan provides for the issuance of up to 315,000 shares of Company Common Stock, $1.00 par value per share.  Shares issued under the 2007 Plan may consist in whole or in part of authorized but unissued shares or treasury shares.  Through the year ended December 31, 2009, no shares were issued under this Plan. During the year ended December 31, 2013, 52,653 nonvested restricted stock awards were granted under the Plan. During the year ended December 31, 2014, 69,627 nonvested restricted stock awards were granted under the Plan and 2,000 stock awards were forfeited due to separation. During 2014, 5,981 shares were repurchased for payment of taxes. The weighted average grant-date fair value for these shares was $14.27 per share. Compensation costs in the amount of $617,779 was recognized for the year ended December 31, 2014 and $391,777 for the year ended December 31, 2013. Shares of restricted stock granted to employees under this stock plan are subject to restrictions as to the vesting period. The restricted stock award becomes 100% vested on the earliest of 1) the three or five year vesting period provided the Grantee has not incurred a termination of employment prior to that date, 2) the Grantee’s retirement, or 3) the Grantee’s death. During this period, the holder is entitled to full voting rights and dividends, which are held until vested. As of December 31, 2014, there was approximately $1,012,000 of unrecognized compensation cost related to this Plan. The cost is expected to be recognized over the remaining term of the vesting period (approximately 2 years).